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                               AMENDMENT TO LEASE


     THIS AGREEMENT is made as of October 20, 1997, between SOUTHLAKE PARTNERS #1, a Kansas general partnership, hereinafter referred to as Lessor, and INFORMIX SOFTWARE, INC., a Delaware corporation, hereinafter referred to as Lessee.

     WHEREAS, Lessor and Lessee entered into a Lease dated August 15, 1987, as amended on April 15, 1988, covering Premises known and numbered as 15901 College Boulevard, Lenexa, Kansas and 11170 Lakeview Avenue, Lenexa, Kansas, all as more particularly set forth in said agreements; and

     WHEREAS, Lessor and Lessee wish to modify the Lease referred to above as set forth herein.

     NOW THEREFORE, it is agreed between the parties hereto as follows:

     The Premises are modified, effective May 1, 1998, by deleting that part of the premises known and numbered as 11170 Lakeview Avenue, Lenexa, Kansas. Effective May 1, 1998, the Premises shall be known as 15901 College Boulevard, Lenexa, Kansas, as legally described on Exhibit "A" hereto.

     1. The original term of this Lease is hereby extended for a period of five (5) years, commencing May 1, 1998 and ending April 30, 2003 (Extended
Term).

     2. During the Extended Term the base rental for the Premises shall be at the rate of $966,000.00 annually, payable in equal monthly installments of $80,500.00.

     3. Paragraph 28 of the Lease is hereby deleted and the following substituted therefor:

     Lessee is hereby given two (2) separate and successive five-year renewal options to extend the original term and the Extended Term of this lease. In the event that Lessee wishes to exercise either or both of said options, it shall give written notice of its desire to renew this Lease not later than twelve (12) months prior to the expiration of the then-existing original or renewal term. Said options shall be as follows:

          a) The first option to extend shall be for a term commencing May 1, 2003 and ending April 30, 2008. During said renewal term, the base rental shall be $1,085,600.00 annually, payable in equal monthly installments of $90,466.67.

          b) The second renewal option shall be for a term commencing May 1, 2008 and ending April 30, 2013. During said period of renewal the base rental shall be at the rate of $1,251,200.00 annually, payable in equal monthly installments of $104,266.67.

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AMENDMENT TO LEASE                                                      Page 2
  LESSEE:  INFORMIX SOFTWARE, INC.
  LESSOR:  SOUTHLAKE PARTNERS #1


     4. Except as specifically set forth herein, all terms and conditions of the Lease shall remain in full force and effect during the Extended Term created herein.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Lease to be effective as of the day and year first above written.


                                    INFORMIX SOFTWARE, INC.
                                    a Delaware corporation
                                                                 LESSEE


                                    By: /s/ John P. Wolfe
                                        John P. Wolfe
                                        Senior Counsel and Assistant Secretary

                                    SOUTHLAKE PARTNERS #1, a Kansas
                                    general partnership          LESSOR

                                    By: LENEXA INDUSTRIAL PARK, INC.,
                                        a Kansas corporation
                                        General Partner

                                          By: /s/ David Zimmer
                                              VP & Asst. Sec.

                                    By: INFORMIX SOFTWARE, INC.
                                        Delaware corporation
                                        General Partner


                                    By: /s/ John P. Wolfe
                                        John P. Wolfe
                                        Senior Counsel and Assistant Secretary

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                                    EXHIBIT "A"

Lot 2, Block 3, SOUTHLAKE Third Plat, a subdivision in the City of Lenexa, Johnson County, Kansas, as shown on the attached Exhibit "A-1".

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                                 EXHIBIT A-1

                       [SCHEMATIC DRAWING OF PREMISES]